EX-32 14 dex32.htm CERTIFICATION OF CEO AND CFO PURSUANT TO SECTION 906
Exhibit 32

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Alpha Nutraceuticals, Inc., a California corporation, does hereby certify, to such officer's knowledge, that the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 of Alpha Nutraceuticals, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Alpha Nutraceuticals, Inc.

Date: March 29, 2004


/s/ Louis Paulsen

Louis Paulsen, Chief Executive
Officer
Date: March 29, 2004

/s/ James Cartmill

James Cartmill, Chief Financial
Officer

The foregoing certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document